Exhibit 10.30

FIRST AMENDMENT TO

NINETEENTH Amended and Restated MASTER LEASE AGREEMENT

THIS FIRST AMENDMENT TO NINETEENTH Amended and Restated MASTER LEASE AGREEMENT (“Amendment”) is executed this 2nd day of February, 2016 (the “Amendment Effective Date”) among FC‑Gen Real Estate, LLC, a limited liability company organized under the laws of the State of Delaware (“Landlord”), having its chief executive office located at 4500 Dorr Street, Toledo, Ohio  43615‑4040, and Genesis Operations LLC, a limited liability company organized under the laws of the State of Delaware (“Tenant”), having its chief executive office located at 101 East State Street, Kennett Square, Pennsylvania 19348.

R E C I T A L S:

A. Landlord and Tenant have previously entered into a Nineteenth Amended and Restated Master Lease Agreement (as amended, the “Lease”) dated as of December 1, 2015.

B. Landlord and Tenant desire to amend the Lease as set forth herein, effective for all purposes as of the Amendment Effective Date.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Any capitalized terms not defined in this Amendment shall have the meanings set forth in the Lease.

2. Legal Description. Exhibit A‑58 of the Lease is hereby deleted in its entirety and replaced with the attached Exhibit A-58.

3. Permitted Exceptions. Exhibit B-58 of the Lease is hereby deleted in its entirety and replaced with the attached Exhibit B-58.

4. Affirmation. Except as specifically modified by this Amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

5. Binding Effect. This Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

6. Further Modification. The Lease may be further modified only by writing signed by Landlord and Tenant.

7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

8. Consent of Guarantor. Each Guarantor shall execute the Consent of Guarantor set forth below.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first set forth above.

FC-GEN REAL ESTATE, LLC

Signature	By:	Genesis Healthcare Holding Company I, Inc.,
Print Name		its sole member

Signature	By:	/s/ Justin Skiver
Print Name		Justin Skiver, Authorized Signatory

WELLTOWER INC.

Signature	By:	/s/ Justin Skiver
Print Name		Justin Skiver, Authorized Signatory

Signature		(Signing only for the purpose of accepting §1.5 appointment of agency and agreeing to Secured Party obligations under the Lease.)
Print Name

GENESIS OPERATIONS LLC

Signature:	/s/ Jennifer Henley	By:	/s/ Michael Berg
Print Name:	Jennifer Henley		Michael Berg,
Assistant Secretary

Signature:	Katrina Andrade
Print Name:	Katrina Andrade	Tax I.D. No.:	26-0787826

S-1

FC-GEN OPERATIONS INVESTMENT, LLC

Signature:	/s/ Jennifer Henley	By:	/s/ Michael Berg
Print Name:	Jennifer Henley		Michael Berg,
Assistant Secretary
Signature:	Katrina Andrade
Print Name:	Katrina Andrade	Tax I.D. No.:	27-3237005

EACH SUBTENANT LISTED ON EXHIBIT C HERETO

Signature:	/s/ Jennifer Henley	By:	/s/ Michael Berg
Print Name:	Jennifer Henley		Michael Berg,
Assistant Secretary

Signature:	Katrina Andrade
Print Name:	Katrina Andrade